Contract Liabilities and Advances from Customers	12 Months Ended
Dec. 31, 2025
Deferred income including contract liabilities [abstract]
Contract liabilities and advances from customers

33. Contract liabilities and advances from customers

Contract liabilities and advances from customers are as follows:

	At December 31,	At December 31,
	2025	2024
	(EUR thousand)
Contract Liabilities	10,414	16,545
Advances from customers	132,273	60,668
Total contract liabilities and advances from customers	142,687	77,213

Current	43,839	33,167
Non-current	98,848	44,046

Contract liabilities relate to ongoing customer-specific construction contracts of the Engineering segment, as well as to activities from the In-vitro diagnostic and DDS businesses, both of which are included in the Biopharmaceutical and Diagnostic Solutions segment. The Group recognized contract liabilities of EUR 10,414 thousand and EUR 16,545 thousand at December 31, 2025 and December 31, 2024 respectively. On gross basis, contract assets gross amounted to EUR 87,285 thousand (EUR 111,283 thousand in 2024), net of advance invoices issued of EUR 97,699 thousand (EUR 94,738 thousand in 2024).

Advances from customers relate to sales whose revenue are recognized at point in time. The increase in advances from customers primarily reflects advances received from certain customers related to the establishment of the production capacity required to support expected future supplies.